SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 9, 2004

RIGGS NATIONAL CORPORATION
(Exact Name of Registrant as specified in its charter)

Delaware
(State of Incorporation)

0-9756	52-1217953
(Commission File Number)	(IRS Employer
Identification Number)

1503 Pennsylvania Avenue, N.W., Washington, D.C., 20005
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
(202) 835-4309

Item 7. Financial Statements and Exhibits.

     The following exhibit is furnished as part of this Report on Form 8-K:

     99.1 Press Release of Riggs National Corporation, dated August 9, 2004.

Item 12. Results of Operations and Financial Condition.

     On August 9, 2004, Riggs issued a press release announcing earnings for the three-and six-month periods ended June 30, 2004. The press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 12 by reference.

     The information furnished pursuant to Item 12, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGGS NATIONAL CORPORATION

By: /s/ Steven T. Tamburo
————————————
Name: Steven T. Tamburo
Title: Chief Financial Officer

Date: August 11, 2004

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